UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 18, 2020

INSIGHT ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25092	86-0766246
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6820 South Harl Avenue, Tempe, Arizona		85283
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:

(480) 333-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	NSIT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2020, Insight Enterprises, Inc. (the “Company”) announced that Wolfgang Ebermann will transition from his current role as President of the Company’s European, Middle East and Africa (“EMEA”) business, effective December 31, 2020.

In addition, the Company announced, effective January 1, 2021, Emma de Sousa, currently Senior Vice President of the Company’s United Kingdom business and EMEA Marketing, will replace Mr. Ebermann as President of the Company’s EMEA business.

Ms. de Sousa joined the Company in 2003 and has served in a number of roles including Vice President of Southern Europe, Managing Director of the United Kingdom and Germany, and Director of Operations for EMEA.

Until January 1, 2021, Mr. Ebermann will continue as President of EMEA and will assist with the transition to Ms. de Sousa’s leadership.

Item 7.01.Regulation FD Disclosure.

A copy of the press release issued by the Company on February 18, 2020 is attached hereto as Exhibit 99.1.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated February 18, 2020.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

Date: February 18, 2020	By:	/s/ Glynis A. Bryan
Glynis A. Bryan
Chief Financial Officer